Sebsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

On January 20, 2015, a secondary public offering of 17,250,000 ordinary shares was closed. In connection with this offering, SunEdison ceased to own more than 50% of our outstanding ordinary shares. We did not receive any of the proceeds from the sale of our ordinary shares in this offering. Upon completion of this offering, there continued to be 41,506,175 ordinary shares outstanding.
Additionally, the Company and SunEdison agreed, effective as of January 20, 2015, to replace 25% of the equity-based compensation awards relating to SunEdison stock that were unvested and held by our employees (including our non-U.S. employees, subject to applicable local laws) with adjusted stock options and RSUs, as applicable, for the Company’s ordinary shares, each of which generally preserves the value of the original awards. The Company issued options to purchase an aggregate of 442,791 ordinary shares with a weighted-average exercise price of $5.19 per share and an aggregate of 170,115 RSUs, in each case based on applicable SunEdison equity awards outstanding, and the Company’s and SunEdison’s share prices, as of market close on January 20, 2015. Each of the foregoing replacement awards was issued pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan. The remaining 75% of each unvested option and RSU as well as all vested options remained as options and RSUs continuing to vest in accordance with their terms, with employment by us to be deemed employment by SunEdison.